UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2025

Central Index Key Number of the issuing entity: 0002098810

BANK5 2025-5YR19

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-282944-04	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on December 11, 2025, with respect to BANK5 2025-5YR19. The purpose of this amendment is to (i) make clerical and other minor revisions to, and file the executed version of, the agreement filed as Exhibit 4.1 to the Form 8-K, (ii) make clerical and other minor revisions to the agreement filed as Exhibit 4.2 to the Form 8-K and (iii) file executed versions of the agreements filed as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 to the Form 8-K. No other changes have been made to the Form 8-K other than the changes described above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Pooling and Servicing Agreement, dated as of December 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and BellOak, LLC, as operating advisor and asset representations reviewer, relating to the WFCM 2025-5C7 securitization transaction, pursuant to which each of the Mall at Bay Plaza, Capital Storage Portfolio and Hilton Daytona Beach Oceanfront Resort Mortgage Loans is serviced.
99.1	Mortgage Loan Purchase Agreement, dated as of December 9, 2025, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of December 9, 2025, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of December 9, 2025, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of December 9, 2025, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name:	Jane Lam
Title:	President

Dated: December 23, 2025

BANK5 2025-5YR19 – Form 8-K/A (Pricing)